UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Sale of Shares Agreement

On May 7, 2024, Lesaka Technologies, Inc. ("Lesaka"), entered into a Sale and Purchase Agreement (the "Sale Agreement") with Lesaka Technologies Proprietary Limited ("Lesaka SA"), and the Sellers (as defined in the Sale Agreement). Pursuant to the Sale Agreement and subject to its terms and conditions, Lesaka, through its subsidiary, Lesaka SA, agreed to acquire, and the Sellers agreed to sell, all of the outstanding equity interests and certain claims in the Adumo (RF) Proprietary Limited ("Adumo").

The purchase consideration will be settled through the combination of an issuance of 17,279,803 shares of Lesaka’s common stock (the “Consideration Shares”) and a ZAR 232 million ($12.5 million, translated at the prevailing rate of $1: ZAR 18.5 as of May 7, 2024) payment in cash. The number of shares to be issued was calculated based on the Base Purchase Consideration, which is defined in the Sale Agreement as an amount of ZAR 1.59 billion ($85.9 million), less the ZAR 232 million cash payment, implying a value per share of $4.25 ((ZAR 1.59 billion – ZAR 0.232 billion)/ 17,279,803 / ZAR 18.5)

The Sale Agreement includes customary covenants from the Sellers, including (i) to conduct the business in the ordinary course during the period between the execution of the Sale Agreement and the closing of the transactions contemplated thereby, and (ii) not to engage in certain kinds of transactions during such period.

The closing of the transaction is subject to customary closing conditions, including (i) approval from the competition authorities of South Africa and Namibia; (ii) exchange control approval from the financial surveillance department of the South African Reserve Bank; (iii) Lesaka obtaining confirmation from FirstRand Bank Limited (acting through its Rand Merchant Bank division) (“RMB”) that it has sufficient funds to settle the cash portion of the purchase consideration; (iv) approval of Adumo shareholders (including preference shareholders) with respect to entering into and implementation of the Sale Agreement, and all other agreements and transactions contemplated in the Sale Agreement by June 6, 2024; (v) obtaining the consent of  Adumo’s lender regarding Adumo entering into and implementing the Sale Agreement, and all other agreements and transactions contemplated in the Sale Agreement by June 5, 2024, (vi) the release of certain Seller’s shares held as security by such bank; (vi) obtaining the consent of the lender of one of Adumo’s shareholders regarding Adumo entering into the transaction by June 6, 2024; (vii) Lesaka obtaining all necessary regulatory and shareholder approval to issue the Consideration Shares to the Sellers; (viii) on or before June 6, 2024, Lesaka signing a written addendum to the Policy Agreement with International Finance Corporation that provides for the inclusion of the Consideration Shares attributable to certain Seller shareholders in the definition of “Put Shares” under the Policy Agreement, and related changes; and (ix) obtaining certain third-party consents.

In addition, the closing of the transaction is subject to either: (i) on or before July 6, 2024, the direct and/or indirect shareholders of one of the Sellers providing written unconditional undertakings to purchase all of certain of its shareholders pro rata entitlements to the Consideration Shares in consideration for an aggregate amount equal to ZAR 285,772,238 ($14.0 million) (the “Replacement Cash Component”); or (ii) if the foregoing does not occur in a timely manner then, on or before October 31, 2024, Lesaka SA (or is nominee) will enter into a written unconditional agreement with Crossfin SPV in relation to the acquisition of all  of such entitlements in respect of all such Consideration Shares (other than those which are required to be liquidated in order to satisfy cash tax obligations), provided that the aggregate consideration for such entitlements will be equal to the Replacement Cash Component and provided further that (i) Lesaka SA (or its nominee) has provided a bank guarantee from RMB or other South African registered bank in respect of the settlement of such aggregate consideration and (ii) that, to the extent applicable, Lesaka SA’s nominee has, prior to the conclusion thereof, obtained all approvals as may be required to conclude and implement such agreement.

The parties have agreed a mechanism to settle any leakage, as contemplated by the Sale Agreement, identified prior to and within 12 months of closing of the transaction. The leakage paid will be treated as an adjustment to the cash portion of the purchase consideration.

The Sale Agreement includes customary seller warranty provisions, including (i) as to title of the securities sold (ii) maintenance of Adumo’s books and records; (iii) undertakings to operate the Adumo business (including its tax affairs) consistent with past practice; (iv) compliance with applicable law; (v) ownership, rights and title to assets, including technology assets; and (vi) applying labor practices consistent with past practice. The maximum aggregate liability of the Sellers to Lesaka SA for all and any warranty and indemnity claim is limited to ZAR 178,500,000 ($9.6 million) (other than a claim in respect of any breach by the Sellers of a title, capacity or authority warranty (together, the “Exceptional Claims”) in respect of which no such limitation applies), in either case, allocated amongst the Sellers on a pro rata basis.

Lesaka has obtained warranty and indemnity insurance in respect of the foregoing and the parties agreed that Lesaka and Adumo will share the total cost of insurance under the associated insurance policy and, except in the case of an Exceptional Claim where (x) actual loss exceeds loss insured under the insurance policy and (y) certain customary limitations and procedures are followed, claims may only be brought against the third-party underwriter(s).  The Sale Agreement includes purchaser warranty provisions for an entity delivering shares and cash, including (i) as to status of the Lesaka group of companies and title of the securities to be issued; and (ii) compliance with applicable law.

The maximum aggregate liability of Lesaka to the Sellers for all and any Sellers’ warranty claim is limited to ZAR 135,000,000 ($7.3 million) (other than a Sellers' claim in respect of any breach of a title, capacity or authority warranty, in respect of which the maximum aggregate liability in this regard shall be limited to ZAR 1.59 billion ($85.9 million)).

The Sale Agreement may be terminated by the applicable parties if: (i) all of the conditions precedent are not met or not waived by October 31, 2024 or such earlier date specified in the Sale Agreement; or (ii) a material adverse event occurs; or (ii) there is a breach of any undertaking which applies during signature and closing of the Sale Agreement (or a breach of warranty occurs and becomes known during the same period) and the resultant damages claim would have exceeded ZAR 30,000,000 ($1.6 million).

Lesaka has agreed to file a resale registration statement with the United States Securities and Exchange Commission ("SEC") covering the resale of the Consideration Shares by the Sellers following the closing of the transaction.  Lesaka has undertaken to use its commercially reasonable efforts to have the resale registration statement declared effective by the SEC following its filing.

The foregoing description of the Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Sale Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of the parties thereto. The Sale Agreement is not intended to provide any other factual information about the parties thereto. The assertions embodied in those representations and warranties were made for purposes of the Sale Agreement among the parties thereto and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms thereof. In addition, such representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Sale Agreement as characterizations of the actual state of any facts.

Item 7.01 Other Events.

Attached as Exhibit 99.1 to this report is a press release dated May 7, 2024 issued by Lesaka announcing entry into the Sale Agreement referred to in Item 1.01.

The information provided pursuant to this Item 7.01 is "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "will be," "will continue," "will likely result," "believe," "project," "expect," "anticipate," "intend," "estimate" and other comparable terms. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to shareholders, employees and other stakeholders; potential synergies; the ability of the combined company to drive growth and expand customer relationships; the financing of the transaction and other statements regarding the transaction. Lesaka's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those expected, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the sale and purchase agreement relating to the proposed acquisition; (2) the ability to satisfy all conditions to completion of the proposed acquisition, including obtaining regulatory and shareholder approvals; (3) unexpected costs, charges or expenses resulting from the transaction; (4) the disruption of management's attention from our ongoing business operations due to the proposed acquisition; (5) changes in the financial condition of the markets that the Adumo serves; (6) risks associated with the Adumo's product and service offerings or its results of operation, lower than expected growth in Adumo's transactions processed; (7) the challenges, risks and costs involved with integrating the operations of Adumo with Lesaka; and (8) Lesaka's ability to realize the anticipated benefits of the proposed acquisition.

These forward-looking statements are also subject to other risks and uncertainties, including those more fully described in Lesaka's filings with the Securities and Exchange Commission. Lesaka undertakes no obligation to revise any of these statements to reflect future events.

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed acquisition, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning the Company are (or, when filed, will be) available free of charge at the SEC's website at www.sec.gov and at the Investor Relations page on the Company's corporate website at www.lesakatech.com. Stockholders should read carefully the proxy statement and any other relevant documents that the Company files with the SEC when they become available before making any voting decision because they will contain important information about the acquisition.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of the Company is included in the Company's proxy statement for its 2023 Annual Meeting, which was filed with the SEC on September 29, 2023, and is supplemented by other public filings made, and to be made, with the SEC by the Company. These documents are available free of charge at the SEC's website at www.sec.gov and at the Investor Relations page on the Company's corporate website at www.lesakatech.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
2.1	Sale and Purchase Agreement, dated May 7, 2024, between Lesaka Technologies Proprietary Limited; Lesaka Technologies, Inc. and the parties listed in Annexure A.
99.1	Press Release, dated May 7, 2024, issued by Lesaka Technologies, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: May 7, 2024	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer